Exhibit 4(h)

ANCHOR NATIONAL LIFE INSURANCE COMPANY

STATE DEFERRED COMPENSATION PLAN ENDORSEMENT

This Endorsement forms a part of the Contract to which it is attached. The effective date of this Endorsement is the Contract Date shown on the Contract Data Page.

The Contract with this Endorsement, is issued under a deferred compensation plan or arrangement maintained by an eligible employer as defined in Internal Revenue Code (“IRC”) Section 457. The Contract may be used with a deferred compensation plan or arrangement subject to the trust and exclusive benefit rules under IRC Section 457(g), or with a plan or arrangement that is not subject to the trust and exclusive benefit rules under IRC Section 457(g).

THE FOLLOWING PROVISIONS APPLY TO A CONTRACT WHICH IS ISSUED UNDER A DEFERRED COMPENSATION PLAN OR ARRANGEMENT MAINTAINED BY AN ELIGIBLE EMPLOYER UNDER IRC SECTION 457. IN THE CASE OF A CONFLICT WITH ANY PROVISION IN THE CONTRACT, THE PROVISIONS OF THIS ENDORSEMENT WILL CONTROL.

        1)  The Annuitant of this Contract will be the applicable Employee under the Plan or arrangement provided, however, that the Employer or Trustee, if any, and not the Employee shall be the Owner of the Contract.

        2)  The Owner must be an organization described as an eligible employer in IRC Section 457(e)(1), or a Trustee serving as the nominal holder of the Contract. The term “Employee” or “Annuitant”, as used in this Endorsement, shall mean the individual Employee (including a former employee or beneficiaries of a deceased employee) for whose benefit an eligible employer maintains a deferred compensation plan or arrangement. Such Employee shall be the Annuitant under the Contract.

        3)  The rights and privileges set forth in the Contract shall be exercised by the Employer or Trustee in accordance with applicable IRC provisions and the terms of the deferred compensation plan or arrangement, and shall not be exercised by the Annuitant except to the extent permitted by the terms of the deferred compensation plan or arrangement. The rights and privileges set forth in the Contract shall be exercised by the Annuitant in accordance with the terms, procedures, and limits of the deferred compensation plan or arrangement.

        4)  If this Contract is used with an arrangement subject to the trust and exclusive benefit rules under IRC Section 457(g), this Contract, and the benefits under it, cannot be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company, and the entire interest of the Annuitant in the Contract shall be held by the Owner for the exclusive benefit of the Annuitant and the Annuitant’s beneficiaries. If this Contract is used with an arrangement not subject to the trust and exclusive benefit rules under IRC Section 457(g), then to the extent required under the applicable IRC provisions, the entire interest of the Annuitant in the Contract shall be the property of the Owner.

        5)   The terms of this Contract and Endorsement are subject to the provisions of the deferred compensation plan or arrangement under which this Contract and Endorsement are issued,

and to any applicable IRC provisions. Compliance with any applicable IRC provisions shall be the responsibility of the Owner or the Trustee.

        6)  Annuity payments will be measured by the life of the Annuitant and other natural person as may be designated for purposes of determining the annuity payment.

        7)  All references to “sex” in the Contract are hereby deleted.

        8)  The tables in the Annuity Payment Options section are deleted and replaced by the following:

FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1 & 4—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1 Life Annuity	Option 4 Life Annuity (w/120 payments guaranteed)	Option 4 Life Annuity (w/240 payments guaranteed)
55	4.04	4.00	3.90
56	4.11	4.08	3.96
57	4.19	4.15	4.02
58	4.28	4.23	4.09
59	4.37	4.32	4.15
60	4.47	4.41	4.22
61	4.57	4.50	4.29
62	4.68	4.61	4.36
63	4.80	4.71	4.43
64	4.93	4.82	4.50
65	5.07	4.94	4.57
66	5.21	5.07	4.64
67	5.37	5.20	4.72
68	5.53	5.34	4.79
69	5.71	5.48	4.86
70	5.90	5.63	4.92
71	6.11	5.79	4.99
72	6.33	5.95	5.05
73	6.57	6.13	5.11
74	6.82	6.30	5.16
75	7.10	6.48	5.21
76	7.39	6.67	5.26
77	7.71	6.86	5.30
78	8.05	7.05	5.34
79	8.42	7.24	5.37
80	8.81	7.44	5.40
81	9.24	7.63	5.42
82	9.70	7.82	5.44
83	10.19	8.00	5.46
84	10.72	8.17	5.47
85	11.29	8.34	5.49

OPTION 2—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.77	3.85	3.92	3.97	4.00
60	3.66	3.83	3.99	4.14	4.25	4.34	4.39
65	3.77	3.99	4.23	4.45	4.65	4.80	4.91
70	3.85	4.14	4.45	4.78	5.10	5.37	5.57
75	3.92	4.25	4.65	5.10	5.57	6.02	6.40
80	3.97	4.34	4.80	5.37	6.02	6.70	7.35
85	4.00	4.39	4.91	5.57	6.40	7.35	8.35

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.76	3.85	3.91	3.96	3.98
60	3.66	3.83	3.99	4.13	4.24	4.32	4.37
65	3.76	3.99	4.22	4.44	4.63	4.77	4.86
70	3.85	4.13	4.44	4.76	5.06	5.31	5.47
75	3.91	4.24	4.63	5.06	5.50	5.89	6.18
80	3.96	4.32	4.77	5.31	5.89	6.46	6.92
85	3.98	4.37	4.86	5.47	6.18	6.92	7.55

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.53	3.65	3.75	3.82	3.87	3.89	3.90
60	3.65	3.81	3.96	4.07	4.15	4.20	4.21
65	3.75	3.96	4.16	4.34	4.46	4.53	4.56
70	3.82	4.07	4.34	4.58	4.76	4.86	4.91
75	3.87	4.15	4.46	4.76	4.99	5.13	5.20
80	3.89	4.20	4.53	4.86	5.13	5.30	5.38
85	3.90	4.21	4.56	4.91	5.20	5.38	5.46

OPTION 5—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Fixed Payment for Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.61	17	6.23	24	4.84
		11	8.86	18	5.96	25	4.71
5	17.91	12	8.24	19	5.73	26	4.59
6	15.14	13	7.71	20	5.51	27	4.47
7	13.16	14	7.26	21	5.32	28	4.37
8	11.68	15	6.87	22	5.15	29	4.27
9	10.53	16	6.53	23	4.99	30	4.18

VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1v & 4v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1v Life Annuity	Option 4v Life Annuity (w/120 payments guaranteed)	Option 4v Life Annuity (w/240 payments guaranteed)
55	4.33	4.30	4.19
56	4.41	4.37	4.25
57	4.49	4.44	4.31
58	4.57	4.52	4.37
59	4.66	4.61	4.43
60	4.76	4.70	4.50
61	4.86	4.79	4.56
62	4.98	4.89	4.63
63	5.09	5.00	4.70
64	5.22	5.11	4.77
65	5.36	5.22	4.84
66	5.50	5.35	4.91
67	5.66	5.48	4.98
68	5.83	5.61	5.05
69	6.00	5.76	5.12
70	6.20	5.91	5.18
71	6.40	6.06	5.25
72	6.62	6.23	5.31
73	6.86	6.39	5.36
74	7.12	6.57	5.42
75	7.39	6.75	5.46
76	7.69	6.93	5.51
77	8.01	7.12	5.55
78	8.35	7.31	5.58
79	8.72	7.50	5.62
80	9.11	7.69	5.64
81	9.54	7.88	5.67
82	10.00	8.07	5.69
83	10.50	8.24	5.70
84	11.03	8.42	5.72
85	11.60	8.58	5.73

OPTION 2v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.21	4.26	4.29
60	3.95	4.11	4.27	4.42	4.53	4.62	4.68
65	4.05	4.27	4.50	4.73	4.92	5.08	5.19
70	4.14	4.42	4.73	5.05	5.37	5.64	5.85
75	4.21	4.53	4.92	5.37	5.84	6.29	6.67
80	4.26	4.62	5.08	5.64	6.29	6.97	7.62
85	4.29	4.68	5.19	5.85	6.67	7.62	8.61

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.20	4.25	4.27
60	3.95	4.11	4.27	4.41	4.52	4.60	4.65
65	4.05	4.27	4.50	4.72	4.91	5.05	5.14
70	4.14	4.41	4.72	5.03	5.33	5.58	5.75
75	4.20	4.52	4.91	5.33	5.77	6.16	6.45
80	4.25	4.60	5.05	5.58	6.16	6.72	7.17
85	4.27	4.65	5.14	5.75	6.45	7.17	7.80

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.82	3.94	4.03	4.11	4.15	4.18	4.19
60	3.94	4.09	4.24	4.35	4.43	4.47	4.49
65	4.03	4.24	4.44	4.61	4.73	4.80	4.83
70	4.11	4.35	4.61	4.84	5.02	5.12	5.17
75	4.15	4.43	4.73	5.02	5.25	5.38	5.45
80	4.18	4.47	4.80	5.12	5.38	5.55	5.62
85	4.19	4.49	4.83	5.17	5.45	5.62	5.70

OPTION 5v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Payments for a Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.83	17	6.47	24	5.09
		11	9.09	18	6.20	25	4.96
5	18.12	12	8.46	19	5.97	26	4.84
6	15.35	13	7.94	20	5.75	27	4.73
7	13.38	14	7.49	21	5.56	28	4.63
8	11.90	15	7.10	22	5.39	29	4.53
9	10.75	16	6.76	23	5.24	30	4.45

All other terms and conditions of the Contract remain unchanged.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

ANCHOR NATIONAL LIFE INSURANCE COMPANY

DEFERRED COMPENSATION PLAN ENDORSEMENT

This Endorsement forms a part of the Certificate to which it is attached. The effective date of this Endorsement is the Certificate Date shown on the Certificate Data Page.

The Certificate with this Endorsement, is issued under a deferred compensation plan or arrangement maintained by an eligible employer as defined in Internal Revenue Code (“IRC”) Section 457. The Certificate may be used with a deferred compensation plan or arrangement subject to the trust and exclusive benefit rules under IRC Section 457(g), or with a plan or arrangement that is not subject to the trust and exclusive benefit rules under IRC Section 457(g).

THE FOLLOWING PROVISIONS APPLY TO A CERTIFICATE WHICH IS ISSUED UNDER A DEFERRED COMPENSATION PLAN OR ARRANGEMENT MAINTAINED BY AN ELIGIBLE EMPLOYER UNDER IRC SECTION 457. IN THE CASE OF A CONFLICT WITH ANY PROVISION IN THE CERTIFICATE, THE PROVISIONS OF THIS ENDORSEMENT WILL CONTROL.

        1)  The Annuitant of this Certificate will be the applicable Employee under the Plan or arrangement provided, however, that the Employer or Trustee, if any, and not the Employee shall be the holder of the beneficial interest evidenced by this Certificate.

        2)  The Participant must be an organization described as an eligible employer in IRC Section 457(e)(1), or a Trustee serving as the nominal holder of the Certificate. The term “Employee” or “Annuitant”, as used in this Endorsement, shall mean the individual Employee (including a former employee or beneficiaries of a deceased employee) for whose benefit an eligible employer maintains a deferred compensation plan or arrangement. Such Employee shall be the Annuitant.

        3)  The rights and privileges set forth in the Certificate shall be exercised by the Employer or Trustee in accordance with applicable IRC provisions and the terms of the deferred compensation plan or arrangement, and shall not be exercised by the Annuitant except to the extent permitted by the terms of the deferred compensation plan or arrangement. The rights and privileges set forth in the Certificate shall be exercised by the Participant in accordance with the terms, procedures, and limits of the deferred compensation plan or arrangement.

        4)  If this Certificate is used with an arrangement subject to the trust and exclusive benefit rules under IRC Section 457(g), this Certificate, and the benefits under it, cannot be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company, and the entire interest of the Annuitant in the Certificate shall be held by the Participant for the exclusive benefit of the Annuitant and the

1

Annuitant’s beneficiaries. If this Certificate is used with an arrangement not subject to the trust and exclusive benefit rules under IRC Section 457(g), then to the extent required under the applicable IRC provisions, the entire interest of the Annuitant in the Certificate shall be the property of the Participant.

        5)  The terms of this Certificate and Endorsement are subject to the provisions of the deferred compensation plan or arrangement under which this Certificate and Endorsement are issued, and to applicable IRC provisions. Compliance with applicable IRC provisions shall be the responsibility of the Participant or the Trustee.

        6)  Annuity payments will be measured by the life of the Annuitant and other natural person as may be designated for purposes of determining the annuity payment.

        7)  All references to “sex” in the Certificate are hereby deleted.

        8)  The tables in the Annuity Payment Options section are deleted and replaced by the following:

2

FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1 & 4—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1 Life Annuity	Option 4 Life Annuity (w/120 payments guaranteed)	Option 4 Life Annuity (w/240 payments guaranteed)
55	4.04	4.00	3.90
56	4.11	4.08	3.96
57	4.19	4.15	4.02
58	4.28	4.23	4.09
59	4.37	4.32	4.15
60	4.47	4.41	4.22
61	4.57	4.50	4.29
62	4.68	4.61	4.36
63	4.80	4.71	4.43
64	4.93	4.82	4.50
65	5.07	4.94	4.57
66	5.21	5.07	4.64
67	5.37	5.20	4.72
68	5.53	5.34	4.79
69	5.71	5.48	4.86
70	5.90	5.63	4.92
71	6.11	5.79	4.99
72	6.33	5.95	5.05
73	6.57	6.13	5.11
74	6.82	6.30	5.16
75	7.10	6.48	5.21
76	7.39	6.67	5.26
77	7.71	6.86	5.30
78	8.05	7.05	5.34
79	8.42	7.24	5.37
80	8.81	7.44	5.40
81	9.24	7.63	5.42
82	9.70	7.82	5.44
83	10.19	8.00	5.46
84	10.72	8.17	5.47
85	11.29	8.34	5.49

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OPTION 2—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.77	3.85	3.92	3.97	4.00
60	3.66	3.83	3.99	4.14	4.25	4.34	4.39
65	3.77	3.99	4.23	4.45	4.65	4.80	4.91
70	3.85	4.14	4.45	4.78	5.10	5.37	5.57
75	3.92	4.25	4.65	5.10	5.57	6.02	6.40
80	3.97	4.34	4.80	5.37	6.02	6.70	7.35
85	4.00	4.39	4.91	5.57	6.40	7.35	8.35

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity(w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.76	3.85	3.91	3.96	3.98
60	3.66	3.83	3.99	4.13	4.24	4.32	4.37
65	3.76	3.99	4.22	4.44	4.63	4.77	4.86
70	3.85	4.13	4.44	4.76	5.06	5.31	5.47
75	3.91	4.24	4.63	5.06	5.50	5.89	6.18
80	3.96	4.32	4.77	5.31	5.89	6.46	6.92
85	3.98	4.37	4.86	5.47	6.18	6.92	7.55

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity(w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.53	3.65	3.75	3.82	3.87	3.89	3.90
60	3.65	3.81	3.96	4.07	4.15	4.20	4.21
65	3.75	3.96	4.16	4.34	4.46	4.53	4.56
70	3.82	4.07	4.34	4.58	4.76	4.86	4.91
75	3.87	4.15	4.46	4.76	4.99	5.13	5.20
80	3.89	4.20	4.53	4.86	5.13	5.30	5.38
85	3.90	4.21	4.56	4.91	5.20	5.38	5.46

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OPTION 5—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Fixed Payment for Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.61	17	6.23	24	4.84
		11	8.86	18	5.96	25	4.71
5	17.91	12	8.24	19	5.73	26	4.59
6	15.14	13	7.71	20	5.51	27	4.47
7	13.16	14	7.26	21	5.32	28	4.37
8	11.68	15	6.87	22	5.15	29	4.27
9	10.53	16	6.53	23	4.99	30	4.18

VARIABLE ANNUITY PAYMENT OPTIONS TABLE

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BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1v & 4v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1v Life Annuity	Option 4v Life Annuity (w/120 payments guaranteed)	Option 4v Life Annuity (w/240 payments guaranteed)
55	4.33	4.30	4.19
56	4.41	4.37	4.25
57	4.49	4.44	4.31
58	4.57	4.52	4.37
59	4.66	4.61	4.43
60	4.76	4.70	4.50
61	4.86	4.79	4.56
62	4.98	4.89	4.63
63	5.09	5.00	4.70
64	5.22	5.11	4.77
65	5.36	5.22	4.84
66	5.50	5.35	4.91
67	5.66	5.48	4.98
68	5.83	5.61	5.05
69	6.00	5.76	5.12
70	6.20	5.91	5.18
71	6.40	6.06	5.25
72	6.62	6.23	5.31
73	6.86	6.39	5.36
74	7.12	6.57	5.42
75	7.39	6.75	5.46
76	7.69	6.93	5.51
77	8.01	7.12	5.55
78	8.35	7.31	5.58
79	8.72	7.50	5.62
80	9.11	7.69	5.64
81	9.54	7.88	5.67
82	10.00	8.07	5.69
83	10.50	8.24	5.70
84	11.03	8.42	5.72
85	11.60	8.58	5.73

OPTION 2v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

6

Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.21	4.26	4.29
60	3.95	4.11	4.27	4.42	4.53	4.62	4.68
65	4.05	4.27	4.50	4.73	4.92	5.08	5.19
70	4.14	4.42	4.73	5.05	5.37	5.64	5.85
75	4.21	4.53	4.92	5.37	5.84	6.29	6.67
80	4.26	4.62	5.08	5.64	6.29	6.97	7.62
85	4.29	4.68	5.19	5.85	6.67	7.62	8.61

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity (w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.20	4.25	4.27
60	3.95	4.11	4.27	4.41	4.52	4.60	4.65
65	4.05	4.27	4.50	4.72	4.91	5.05	5.14
70	4.14	4.41	4.72	5.03	5.33	5.58	5.75
75	4.20	4.52	4.91	5.33	5.77	6.16	6.45
80	4.25	4.60	5.05	5.58	6.16	6.72	7.17
85	4.27	4.65	5.14	5.75	6.45	7.17	7.80

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.82	3.94	4.03	4.11	4.15	4.18	4.19
60	3.94	4.09	4.24	4.35	4.43	4.47	4.49
65	4.03	4.24	4.44	4.61	4.73	4.80	4.83
70	4.11	4.35	4.61	4.84	5.02	5.12	5.17
75	4.15	4.43	4.73	5.02	5.25	5.38	5.45
80	4.18	4.47	4.80	5.12	5.38	5.55	5.62
85	4.19	4.49	4.83	5.17	5.45	5.62	5.70

OPTION 5v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Payments for a Specified Period

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Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.83	17	6.47	24	5.09
		11	9.09	18	6.20	25	4.96
5	18.12	12	8.46	19	5.97	26	4.84
6	15.35	13	7.94	20	5.75	27	4.73
7	13.38	14	7.49	21	5.56	28	4.63
8	11.90	15	7.10	22	5.39	29	4.53
9	10.75	16	6.76	23	5.24	30	4.45

All other terms and conditions of the Certificate remain unchanged.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

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